Exhibit 99.1

Akerna Announces Financial Results for the First Quarter 2021

Software revenue up 62%, total revenue up 31% year-over-year

DENVER, May 10, 2021 -- Akerna (Nasdaq: KERN), an enterprise software, leading compliance technology provider and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), today reported its unaudited financial results for the quarter ended March 31, 2021.

“Our first quarter was a strong start to 2021, with increasing demand for our platform driving 62% year over year software growth,” said Jessica Billingsley, CEO of Akerna. “With the leadership position we have in our core business and capabilities we have integrated to take advantage of new opportunities such as payments with the passage of the Safe Banking Act, new state initiatives, and ultimately U.S. federal legalization, we believe we are well positioned to capitalize on the approaching inflection point in industry growth.”

Akerna is the technology ecosystem for cannabis. Through its family of software, which includes MJ Platform, Viridian Sciences, Ample Organics, Trellis, Leaf Data Systems, Last Call Analytics, and solo sciences, Akerna provides the only scalable cannabis ERP solution offering compliance, data, taxation, payments, seed-to-sale, track-and-trace, and consulting to operators, governments, and brands. In doing so, Akerna creates one of the world’s most transparent and accountable consumer packaged goods supply chains on a global scale.

Cannabis companies looking to scale alongside the rapidly expanding industry must leverage the right tools, and enterprise class software is essential to do so.

First Quarter 2021 Financial Highlights

●	Software revenue was $3.8 million, up 62% year over year

●	Total revenue was $4.0 million, up 31% year over year

●	Gross profit was $2.6 million, up 53% year over year

●	Net loss was $6.3 million compared to a net loss of $4.8 million in the same period last year

●	Adjusted EBITDA was negative $1.8 million compared to negative Adjusted EBITDA of $3.2 million for the same quarter

●	Cash was $15.4 million as of March 31, 2021, compared to $17.8 million as of December 31, 2020

See “Explanation of Non-GAAP Financial Measures” below

First Quarter 2021 Key Metrics

●	Total SaaS ARR of $15.7 million, up 73% year over year

●	Average new MJ Platform order up 29% year over year

●	MJ Platform transaction volume up 51% year over year

●	Retail order volume up 51% year over year

●	Retail order value up 29% year over year

●	New Bookings ARR of approximately $1M

First Quarter 2021 Operational Highlights

●	Akerna’s MJ Platform achieves SAP certified integration with SAP NetWeaver

●	Announced acquisition of Viridian Sciences, SAP Business One software for cannabis, with positive cash flow contribution

●	Nominated new board member, Barry Fishman

The foregoing financial results are preliminary in nature. Final financial results and other disclosures will be reported in Akerna’s quarterly report on Form 10-Q and may differ materially from the results and disclosures today due to, among other things, the completion of final review procedures, the occurrence of subsequent events or the discovery of additional information. You are encouraged to review the Form 10-Q in detail.

Conference Call Details

Akerna will host a conference call tomorrow, Tuesday, May 11, 2021, at 8:30 a.m. Eastern Time to discuss its financial results and business highlights. A question-and-answer session will follow prepared remarks.

Interested parties may listen to the call by dialing:

Toll-Free: 1-877-407-3982

Toll / International: +1-201-493-6780

Conference ID: 13719091

The conference call will also be available via a live, listen-only webcast and can be accessed through the Investor Relations section of Akerna’s website, https://ir.akerna.com/

To be included on the Company’s email distribution list, please sign up at https://ir.akerna.com/news-events/email-alerts

About Akerna

Akerna (Nasdaq: KERN) is an enterprise software company focused on compliantly serving the cannabis, hemp, and CBD industry. First launched in 2010, Akerna has tracked more than $20 billion in cannabis sales to date and is the first cannabis software company listed on Nasdaq. The company’s cornerstone technology, MJ Platform, the world’s leading infrastructure as a service platform, powers retailers, manufacturers, brands, distributors, and cultivators.

For more information, visit https://www.akerna.com/.

Investor Contacts

Sapphire Investor Relations, LLC

Erica Mannion or Michael Funari

(617) 542-6180

IR@akerna.com

Forward Looking Statements

Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding our preliminary financial results which may differ from our final financial results, our preparation for a potential post-legalization landscape, our believe enterprise capabilities, including comprehensive compliance solutions and financial reporting integrations, will become increasingly important to the future leaders of the cannabis industry and the timing for management’s conference call in relation to our quarterly results. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (ii) changes in applicable laws or regulations, (iii) changes in the market place due to the coronavirus pandemic or other market factors, (iv) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Explanation of Non-GAAP Financial Measures:

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We attempt compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted EBITDA

We believe that Adjusted EBITDA, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance and allows for comparison of our performance and credit strength to our peers. Adjusted EBITDA should not be considered alternatives to net loss as determined in accordance with GAAP as indicators of our performance or liquidity.

We define EBITDA as net loss before interest expense, provision for income taxes, depreciation and amortization. We calculate Adjusted EBITDA as EBITDA further adjusted to exclude the effects of the following items for the reasons set forth below:

●	Impairment of long-lived assets, because it’s a non-cash, non-recurring item, which effects the comparability of results of operations and liquidity;

●	Stock-based compensation expense, because this represents a non-cash charge and our mix of cash and share-based compensation may differ from other companies, which effects the comparability of results of operations and liquidity;

●	Cost incurred in connection with business combinations that are required to be expensed as incurred in accordance with GAAP, because business combination related costs are specific to the complexity and size of the underlying transactions as well as the frequency of our acquisition activity these costs are not reflective of our ongoing operations

●	Costs incurred in connection with debt issuance when we elect the fair value option to account for the debt instrument because if we had not elected the fair value option such costs would be recognized as an adjustment to the effective interest and excluded from EBITDA

●	Restructuring costs because we believe these costs are not representative of operating performance;

●	Equity in earnings (losses) of investees because our share of the operations of investees is not representative of our own operating performance and may not be monetized for a number of years; and

●	Other non-operating expenses which includes a one-time gain on asset sale, which effects the comparability of results of operations and liquidity;

Related Non-GAAP Expense Measure

We reference in our earnings call non-GAAP Operating Expenses. We believe that this non-GAAP financial measure, when considered with the financial statements determined in accordance with GAAP, is helpful to management and investors in understanding our performance quarter over quarter and to the comparable quarter in our prior fiscal year by excluding the same items we exclude from EBITDA to derive Adjusted EBITDA that are included in GAAP operating expenses, as set forth above (impairment of long-lived assets, stock-based compensation expense, costs incurred with business combinations, costs incurred in connection with debt issuance, restructuring costs and certain other non-operating expenses, as described above) for the same reasons stated above-- principally, that these expenses are not, in management’s opinion, easily comparable across reporting periods, are not reflective of ongoing operations and/or are not representative of our operating performance.

We define non-GAAP Operating Expenses, as GAAP Operating Expenses, excluding impairment of long-lived assets, stock-based compensation expense, costs incurred with business combinations, costs incurred in connection with debt issuance and restructuring costs.

This non-GAAP expense measure should not be considered an alternative to the corresponding GAAP financial measure as determined in accordance with GAAP as an indicator of our performance or liquidity. Please review the tables provided below, for a reconciliation of this non-GAAP expense measure to the corresponding GAAP financial measure.

The reconciliation of the above non-GAAP financial measures for the quarter ended March 31, 2021 are presented in the tables below. For comparative purposes, the reconciliation of these non-GAAP financial measures in the prior quarter ended December 31, 2020 are contained in our press release for that quarter dated March 22, 2021 and available on our website at www.akerna.com or in our current report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2021 and available here: https://www.sec.gov/Archives/edgar/data/1755953/000121390021016988/ea138212ex99-1_akerna.htm

Akerna Corp.

 Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2021	2020
Assets	(unaudited)
Current assets:
Cash	$15,426,759	$17,840,640
Restricted cash	500,000	500,000
Accounts receivable, net	1,887,093	1,753,547
Prepaid expenses and other current assets	2,095,614	2,458,727
Total current assets	19,909,466	22,552,914

Fixed assets, net	1,139,689	1,193,433
Investment, net	229,883	233,664
Capitalized software, net	4,201,065	3,925,739
Intangible assets, net	6,974,546	7,388,795
Goodwill	41,874,527	41,874,527
Total Assets	$74,329,176	$77,169,072

Liabilities and Equity
Current liabilities
Accounts payable, accrued expenses and other accrued liabilities	$3,060,746	$3,188,576
Deferred revenue	1,105,869	843,900
Current portion of long-term debt	8,781,302	11,707,363
Total current liabilities	12,947,917	15,739,839

Long-term debt, less current portion	1,127,843	3,895,237
Total liabilities	14,075,760	19,635,076

Commitments and contingencies
Equity:
Preferred stock, par value $0.0001; 5,000,000 shares authorized, none are issued and outstanding at March 31, 2021 and December 31, 2020	—	—
Special voting preferred stock, par value $0.0001; 1 share authorized, issued and outstanding as of March 31, 2021 and December 31, 2020, with $1.00 preference in liquidation; exchangeable shares, no par value, 1,647,287 and 2,667,349 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively (See Note 4)	12,601,744	20,405,219
Common stock, par value $0.0001; 75,000,000 shares authorized, 23,067,517 and 19,901,248 issued and outstanding at March 31, 2021 and December 31, 2020, respectively	2,306	1,990
Additional paid-in capital	111,908,399	95,090,883
Accumulated other comprehensive loss	(104,727)	(91,497)
Accumulated deficit	(64,154,306)	(57,872,599)
Total equity	$60,253,416	$57,533,996
Total liabilities and equity	$74,329,176	$77,169,072

Akerna Corp.

 Condensed Consolidated Statements of Operations

(unaudited)

	For the Three Months Ended
	March 31,
	2021	2020
Revenues
Software	$3,795,153	$2,346,310
Consulting	172,747	692,584
Other	46,124	31,652
Total revenues	4,014,024	3,070,546
Cost of revenues	1,454,167	1,396,219

Gross profit	2,559,857	1,674,327

Operating expenses:
Product development	1,424,100	874,787
Sales and marketing	1,735,915	2,040,751
General and administrative	1,852,962	3,457,262
Depreciation and amortization	1,052,883	180,229
Total operating expenses	6,065,860	6,553,029

Loss from operations	(3,506,003)	(4,878,702)

Other (expense) income:
Interest expense	(776,181)	—
Interest income	1,801	33,522
Change in fair value of convertible notes	(1,991,272)	—
Other expense, net	—	(124)
Total other (expense) income	(2,765,652)	33,398

Net loss before income taxes and equity in losses of investee	(6,271,655)	(4,845,304)
Income tax expense	(6,270)	—
Equity in losses of investee	(3,782)	—
Net loss	(6,281,707)	(4,845,304)
Net loss attributable to noncontrolling interest in consolidated subsidiary	—	101,175
Net loss attributable to Akerna shareholders	$(6,281,707)	$(4,744,129)

Basic and diluted weighted average common stock outstanding	22,209,072	12,469,737
Basic and diluted net loss per common share	$(0.28)	$(0.38)

Akerna Corp.

 Condensed Consolidated Statements of Cash Flows

(unaudited)

	For the Three Months Ended
	March 31,
	2021	2020
Cash flows from operating activities
Net loss	$(6,281,707)	$(4,845,304)
Adjustment to reconcile net loss to net cash used in operating activities:
Equity in losses of investment	3,782	—
Bad debt	(10,516)	208,729
Stock-based compensation expense	503,379	301,948
Amortization of deferred contract cost	118,519	—
Non-cash interest expense	769,773	—
Depreciation and amortization	1,052,882	2,824
Foreign currency loss	(18,801)	—
Change in fair value of convertible notes	1,991,272	—
Change in fair value of contingent consideration	—	—
Changes in operating assets and liabilities:
Accounts receivable	(177,832)	234,203
Prepaid expenses and other current assets	236,339	(631,319)
Other assets	—	(58,925)
Accounts payable and accrued liabilities	152,455	975,312
Deferred revenue	286,637	(101,237)
Net cash used in operating activities	(1,373,818)	(3,913,769)

Cash flows from investing activities
Developed software additions	(704,637)	—
Furniture, fixtures, and equipment additions	—	(53,621)
Cash paid for business combination, net of cash acquired	—	101,340
Net cash used in investing activities	(704,637)	47,719

Cash flows from financing activities
Value of shares withheld for related to tax withholdings	(333,847)	—
Net cash (used in) provided by financing activities	(333,847)	—
Effect of exchange rate changes on cash and restricted cash	(1,579)	—
Net change in cash and restricted cash	(2,413,881)	(3,866,050)
Cash and restricted cash - beginning of period	18,340,640	19,280,897
Cash and restricted cash - end of period	$15,926,759	$15,414,847
Cash paid for interest	—	—
Cash paid for taxes	—	—
Supplemental Disclosure of non-cash investing and financing activity:
Settlement of convertible notes in common stock	8,467,292	—
Conversion of exchangeable shares to common stock	7,803,475	—
Settlement of other liabilities in common stock	377,325	—

Akerna Corp.

Earnings Before Interest, Taxes, Depreciation and Amortization, and Adjusted EBITDA

The reconciliation of net loss to EBITDA and Adjusted EBITDA is as follows:

(unaudited)

	Three Months Ended March 31,
	2021	2020

Net loss	$(6,281,707)	$(4,845,305)
Interest income	(1,801)	(33,522)
Interest expense	776,181	-
Change in fair value of convertible notes	1,991,272	-
Depreciation and amortization	1,052,883	180,229
Income tax expense	6,270	-
EBITDA	$(2,456,902)	$(4,698,598)

Stock compensation	503,379	301,949
Acquisition related expense	43,991	1,218,432
Financing related expense	17,834	-
Restructuring	47,187	-
Equity in losses of investee	3,782	-
Other expense (income)	-	124
Adjusted EBITDA	$(1,840,729)	$(3,178,093)

Akerna Corp.

The reconciliation of operating expenses to non-GAAP operating expenses is as follows:

(unaudited)

	Three Months Ended March 31,
	2021	2020

Operating expenses	$6,065,860	$6,553,029

Adjustments:
Depreciation and amortization	1,052,883	180,229
Stock-based compensation expense	503,379	301,949
Business combination and merger related costs	43,991	1,218,432
Financing related expense	17,834	-
Restructuring charges	47,187	-
Non-GAAP operating expenses	$4,400,586	$4,852,420